Exhibit 99.1

Annual Stockholders Meeting May 16, 2012

1 Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S., or GAAP. A quantitative reconciliation of historical net income or net income from continuing operations (as applicable) to Adjusted EBITDA and EPS (as defined below) to Adjusted EPS is found in the tables accompanying this presentation. EBITDA represents net income or net income from continuing operations (as applicable) before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. The specifically identified items are the impacts, as applicable, of: (1) the Tax Receivable Agreement including tax impacts of our 2009 initial public offering and 2010 secondary offering, (2) adjustments for derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized, and (3) our significant broker contract that expired in the first quarter of 2010. Because of the inherent uncertainty related to the items identified above, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or a reconciliation to any forecasted GAAP measures. Adjusted EPS represents diluted earnings per common share attributable to controlling interest or diluted earnings per common share attributable to controlling interest from continuing operations (as applicable) (“EPS”), adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate Adjusted EBITDA and described above, adjusted at the statutory tax rate of 36%. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of net income or income from continuing operations. Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe our use of Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary drastically from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to net income, income from continuing operations, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to net income, income from continuing operations, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

2011 Highlights 2 (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix. Record Adjusted EBITDA(1) of $352 million up from $323 million in 2010 Record annual shipments of 95.6 million tons from our three operated mines Asian exports of 4.7 million tons, up 42 percent from 3.3 million tons in 2010 Unrestricted cash and investments increased to $479 million Generated nearly $300 million in cash from operations Increased proven and probable reserves 40% to 1.37 billion tons

Solid Operating Performance 3 (1) Includes tons sold from Antelope, Cordero Rojo, and Spring Creek mines. (2) Reconciliation tables for Adjusted EBITDA are included in the Appendix

4 Successful Bids for WAII LBAs Cloud Peak Energy added over 460 million recoverable tons at the Antelope mine through two LBAs and inclusion of an adjacent controlled lease(1) Antelope mine proven and probable reserves: YE2010 = 252 million tons YE2011 = 683 million tons Antelope Mine (1) WAII LBAs are subject to pending legal challenges against the BLM and Secretary of the Interior by environmental organizations, which could impact our ability to mine the coal subject to those leases and/or delay our access to mine the coal.

Strong Asian Export Growth 5 Growth in Asian Exports Over Last Five Years

6 Existing and Potential Export Opportunities Out of Pacific Northwest

Growing NGO Effort to Generate Opposition to Terminal Development 7 Federal and state levels Various environmental groups are actively opposing permits NGOs and EPA seeking to increase the scope of the EIS Using opportunities in review process to lodge legal objections Local level NGOs organizing local opposition focused on local issues and generating an emotional response More coal trains through towns – noise, diesel fumes, crossing delays Potential coal dust issues

Cloud Peak Energy’s Actions 8 Actively promoting: Balanced, fact-based approach to federal, state and local policies and regulations Federal and state levels Working to educate government officials Identifying economic benefits of increased exports Local level Working with local governments, community leaders Working with port developers and BNSF to ease local concerns

9 Effects of EPA Regulations Cross-State Air Pollution Rule (CSAPR), MATS, coal ash regulation, new source performance standard, etc. Generating uncertainty Potential impacts on utilities Potential unanticipated consequences? EPA’s cost projections for compliance severely underestimated Rise in electricity prices for consumers Impacts electric reliability Impacts U.S. economy

10 Gary Rivenes Executive Vice President and Chief Operating Officer

11 Top Coal Producing Companies - 2011 Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. Good Safety Record Indicates Well Run Operations A portion of all employee bonuses is tied to safety

2012 Safety Focus 12 Goal is to have zero injuries April 30, 2012 YTD MSHA AIFR 0.81 Fatigue management program Sleep training for employees Installation of eye monitoring devices on haul trucks Near miss and significant event reporting Employee hazard recognition Focus on contractor and project safety management Employee wellness program 2012 goal is 10% improvement in participation

13 Strong Environmental Focus Cordero Rojo Mine — Wyoming Excellence in Surface Coal Mining Reclamation Award for the Belle Fourche River reconstruction and diversion project Cloud Peak Energy — Wyoming Good Neighbor Award for reclamation education and communities efforts Outperformed 2011 targets for: Energy and diesel use reductions GHG emission rate reductions Reclaimed 827 acres in 2011 Total of over 8,800 reclaimed acres by year-end 2011

14 Community Partnerships Support of programs and nonprofit organizations in Wyoming and Montana to help address identified community needs: Wyoming Wyoming Community Foundation Wyoming Meth Project Youth Emergency Services American Cancer Society American Red Cross Montana Homeless organizations Billings education organizations Youth development groups in Billings Billings health organizations

Significant Tax Payer 15 ($ millions) 2011 Federal government total 143 Wyoming total 162 Montana total 60 Private royalty 5 Total tax and royalty 370 LBA payments 129 Photo courtesy of Prairie Wind Elementary

Current Challenging External Environment 16 Mild winter resulted in: low electric generation for heating low demand for gas-powered heating Natural gas prices hit 10-year lows Natural gas has displaced coal, but infrastructure constraint may limit further near-term switching U.S. snowpack below normal will reduce hydroelectric generation for 2012 Source: NOAA, EIA, Company estimate

17 Strong Contracted Position (tons in millions) (1) Production from company-operated mines. 2012 has 90.5 million tons committed at weighted-average price of $13.41/ton 2013 has 61.7 million tons committed at weighted-average price of $14.18/ton Contracted Coal - Total Committed Tons (as of 5/1/12)(1)

Successfully Managing Costs Without Compromising Equipment Health 18 Minimize use of outside services Diverted Belle Fourche River without planned contractors – saved over $6 million Schedule and plan labor diligently Overtime management Minimize holiday rosters Increased capital scrutiny Defer equipment purchases due to focused maintenance programs across all equipment Analyze new vs. used equipment Innovative business improvement Developed automatic silo wash at Antelope mine – $1.2 million savings Antelope mine dragline pit optimization Spring Creek mine screening coal prior to crushing extending component life

Procedures and inspections protect equipment Advanced testing including vibration, fluid analysis, ultrasound, infrared, etc. Track component life and degradation to avoid unplanned failures Preventive Maintenance (change fluids, inspect thoroughly, etc.) Strain gauge monitoring Scorecards (operator and mechanical feedback) Continuous improvement Understanding equipment allows for better utilization Example, payload measurement supports better loading procedures leading to tighter distribution and increased payloads on haul trucks Centralized GPS dispatch optimizes truck & shovel productivity 19 Continued Focus on Asset Management Improving Coal Load Per Haul Truck Improved asset utilization Tons

20 Colin Marshall President and Chief Executive Officer

21 Strategy for Growth Focus on operational/financial performance Disciplined approach to capital expenditures Generating liquidity for growth opportunities Build from Existing Foundation North American Opportunities Business Development Grow reserves through LBAs and LBMs at existing operations Optimize demand for low sulfur reserves Evaluate expansion opportunities Target acquisitions building on core operational strengths Aim to increase higher-margin export exposure Develop opportunities through acquisition of reserves, operations or companies Maximize Exports Leverage Spring Creek’s advantageous location and coal quality Optimize export logistics (rails and ports) Expand other port options (Northwest, Great Lakes, Gulf Coast, etc.) Have established in-country Korean representative to build our export opportunities

Questions?

23 Appendices (Cloud Peak Energy Inc.)

24 2012 Guidance – Estimates and 2011 Actuals 2012 (estimated as of April 30, 2012) 2011 (actual) (1) Excluding impact of Tax Receivable Agreement. (2) Excluding capitalized interest and federal coal lease payments. Coal shipments for our three operated mines 90 - 95 million tons 95.6 million tons Committed sales with fixed prices Approximately 90.5 million tons n/a Anticipated realized price of produced coal with fixed prices Approximately $13.41 per ton $12.92 per ton Adjusted EBITDA $300 - $350 million $351.7 million Net interest expense Approximately $30 million $33.7 million Depreciation, depletion and accretion $105 - $115 million $99.6 million Effective income tax rate (1) Approximately 36% 5.7% Capital expenditures (2) $60 - $80 million $108.7 million Committed federal coal lease payments $129 million $133.2 million

25 Average Cost of Produced Coal (1) Represents average cost of product sold for produced coal for our three company-operated mines. $8.57/ton for company-operated mines(1) $9.12/ton for company-operated mines(1) 2010 2011

26 Statement of Operations Data (in millions, except per share amounts) Three Months Ended March 31, 2012 2011 Revenues $ 372.9 $ 356.5 Operating income 49.1 53.9 Net income 26.6 26.8 Earnings per common share – basic $ 0.44 $ 0.45 Earnings per share – diluted $ 0.44 $ 0.44

27 Statement of Operations Data (in millions, except per share amounts) Revenues $ 1,553.7 $ 1,370.8 $1,398.2 $1,239.7 $1,053.2 Operating income 250.5 211.9 255.0 124.9 102.7 Income from continuing operations 189.8 117.2 182.5 88.3 53.8 Income (loss) from discontinued operations — — 211.1 (25.2) (21.5) Net income 189.8 117.2 393.6 63.1 32.3 Amounts attributable to controlling interest: Income from continuing operations 189.8 33.7 170.6 88.3 53.8 Income (loss) from discontinued operations — — 211.1 (25.2) (21.5) Net income attributable to controlling interest $ 189.8 $ 33.7 $ 381.7 $ 63.1 $ 32.3 Earnings per share – basic Income from continuing operations $ 3.16 $ 1.06 $ 3.01 $ 1.47 $ 0.90 Income (loss) from discontinued operations — — 3.73 (0.42) (0.36) Net income $ 3.16 $ 1.06 $ 6.74 $ 1.05 $ 0.54 Earnings per share attributed to controlling interest – diluted Income from continuing operations $ 3.13 $ 1.06 $ 2.97 $ 1.47 $ 0.90 Income (loss) from discontinued operations — — 3.52 (0.42) (0.36) Net income $ 3.13 $ 1.06 $ 6.49 $ 1.05 $ 0.54 Year Ended December 31, 2011 2010 2009 2008 2007

28 Balance Sheet Data (in millions) Cash, cash equivalents and investments $ 585.7 $ 479.5 $ 340.1 $ 268.3 $ 15.9 $ 23.6 Restricted cash — 71.2 182.1 80.2 — — Property, plant and equipment, net 1,348.2 1,350.1 1,008.3 987.1 927.9 719.7 Total assets 2,358.4 2,319.3 1,915.1 1,677.6 1,785.2 1,781.2 Senior notes, net of unamortized discount 596.2 596.1 595.7 595.3 — — Federal coal lease obligations 288.3 288.3 118.3 169.1 206.3 67.6 Asset retirement obligations, net of current portion 194.8 192.7 182.2 175.9 164.2 159.1 Total liabilities 1,577.9 1,568.9 1,383.9 1,232.1 800.0 1,446.2 Controlling interest equity 780.5 750.4 531.2 252.9 985.2 335.0 Noncontrolling interest equity — — — 192.6 — — March 31, December 31, 2012 2011 2010 2009 2008 2007

29 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in millions) 2010 2009 Net income $ 26.6 $ 26.8 $ 189.6 Interest income (0.4) (0.1) (0.9) Interest expense 5.9 12.2 27.5 Income tax expense (benefit) 15.1 15.3 11.3 Depreciation and depletion 23.4 25.1 85.4 Accretion 2.6 3.3 11.8 EBITDA $ 73.2 $ 82.6 $ 324.7 Tax agreement expense (1) — — 19.9 Derivative financial instruments (2) 2.6 — 0.3 Expired significant broker contract — — — Adjusted EBITDA $ 75.7 $ 82.6 $ 344.8 Three Months Ended March 31, Trailing Twelve Months 2012 2011 (1) Changes to related deferred taxes are included in income tax expense. (2) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

Reconciliation of Non-GAAP Measures – Adjusted EBITDA

(in millions)

	Year Ended December 31,				
	2011	2010	2009	2008	2007
Net income	$ 189.8	$ 117.2	$ *	$ *	$ *
Net income from continuing operations	*	*	182.5	88.3	53.8
Interest income	(0.6)	(0.6)	(0.3)	(2.9)	(7.3)
Interest expense	33.9	46.9	6.0	20.4	40.9
Income tax expense (benefit)	11.4	32.0	68.2	25.3	18.1
Depreciation and depletion	87.1	100.0	97.9	89.0	80.1
Amortization (1)	—	3.2	28.7	46.0	34.5
Accretion	12.5	12.5	12.6	12.8	12.2
EBITDA	$ 334.1	$ 311.3	$ 395.6	$ 278.9	$ 232.3
Tax agreement expense (2)	19.9	19.6	—	—	—
Derivative financial instruments (3)	(2.3)	—	—	—	—
Expired long-term broker contract (1)	—	(8.2)	(75.0)	(71.7)	(72.5)
Adjusted EBITDA	$ 351.7	$ 322.7	$ 320.6	$ 207.2	$ 159.8

* For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, net income from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EBITDA.

(1) The impact of the expired significant broker contract on the Statement of Operations is a combination of net income and the amortization expense related to the contract. All amortization expense for the periods presented was attributable to the significant broker contract.

(2) Changes to related deferred taxes are included in income tax expense.

(3) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

30

31 Reconciliation of Non-GAAP Measures – Adjusted EPS Three Months Ended March 31, 2012 2011 Diluted earnings per common share $ 0.44 $ 0.44 Tax agreement expense including tax impacts of IPO and Secondary Offering — — Derivative financial instruments (1) 0.03 — Expired significant broker contract — — Adjusted EPS $ 0.47 $ 0.44 Weighted-average dilutive shares outstanding (in millions) 60.8 60.7 (1) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

32 Diluted earnings per common share attributable to controlling interest $ 3.13 $ 1.06 $ * $ * $ * Diluted earnings per common share attributable to controlling interest from continuing operations * * 2.97 1.47 0.90 Tax agreement expense including tax impacts of IPO and Secondary Offering (0.63) 0.78 — — — Derivative financial instruments (1) (0.02) — — — — Expired significant broker contract — (0.10) (0.49) (0.41) (0.44) Adjusted EPS $ 2.47 $ 1.74 $ 2.48 $ 1.06 $ 0.46 Weighted-average shares outstanding (in millions) 60.6 31.9 60.0 60.0 60.0 Reconciliation of Non-GAAP Measures – Adjusted EPS Year Ended December 31, 2011 2010 2009 2008 2007 * For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, diluted earnings (loss) per share attributable to controlling interest from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EPS. (1) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

33 Other Data Three Months Ended March 31, 2012 2011 Total tons sold (in millions) (1) 22.5 23.1 Average realized price per ton sold (1) $13.31 $12.73 Average cost of product sold per ton (1) $ 9.78 $ 8.94 (1) Represents only the three company-operated mines.

34 Other Data (in millions) Tons sold – company owned and operated mines 95.6 93.7 90.9 93.7 90.7 Total tons sold– Decker mine (50% share) 1.5 1.4 2.3 3.3 3.5 Tons sold from all production 97.2 * 95.1 93.2 97.0 94.2 Tons purchased and resold 1.6 1.7 10.1 8.1 8.1 Year Ended December 31, 2011 2010 2009 2008 2007 * Total reflects rounding